SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between BillMyParents, Inc., a Colorado corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”)for which Maxim Group LLC  is acting as placement agent on a “best efforts” basis (the “Placement Agent”), consisting of a minimum of $2,500,000 (the “Minimum Offering”) and up to a maximum of $10,000,000 (subject to the right to increase the maximum to $12,000,000 to cover over-allotments) (the “Maximum Offering”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a per share purchase price of $0.40 per share (the “Offering Price”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, in connection with the purchase of the shares of Common Stock, each Subscriber will receive a five-year warrant (the “Warrant”, and collectively with the Common Stock, the “Securities”) to purchase such number of shares of Common Stock of the Company equal to 25% of the number of shares of Common Stock purchased by such Subscriber in this Offering at an exercise price equal to  $0.60 per share, subject to adjustment thereunder (the “Exercise Price”); provided, however, the Warrant issued to each investor who purchases a minimum of $500,000 of Common Stock shall be equal to 100% of the number of shares of Common Stock purchased by such Subscriber in this Offering at an exercise price equal to  $0.50, subject to adjustment thereunder (the “Alternative Exercise Price” and together with the Exercise Price, the “Warrant Exercise Price”); and

WHEREAS, the Subscriber desires to purchase such number of shares of Common Stock as set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.

SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1

Subject to the terms and conditions hereinafter set forth and in the Confidential Offering Memorandum dated September 16, 2011 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the “Memorandum”), the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of shares of Common Stock as is set forth on the signature page hereof.  The purchase price is payable by wire transfer, to be held in escrow until the Minimum Offering is achieved, to the escrow agent (the “Escrow Agent”) as follows:

Bank:

JPMorgan Chase, N.A.

ABA Number:

021 000 021

Account #:

957-341202

Account Name:

American Stock Transfer & Trust Company LLC

as Agent For BillMyParents (BMPI) FBO [Client/Investor’s Name]

1.2

The Securities will be offered for sale until the earlier of (i) the closing on the Maximum Offering or (ii) November 30, 2011, subject to the right of the Company and the Placement Agent to mutually extend the Termination Date to December 31, 2011 without notice to prospective investors (the “Termination Date”).  The Offering is being conducted on a “best-efforts” basis.

1.3

The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions for the Minimum Offering.  After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”.  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below.Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing.Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

1.4

The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends.

1.5

At the time such Subscriber was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act,, as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.6

The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.7

The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Memorandum, including the Warrant, the Registration Rights Agreement and all other exhibits thereto (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.8

(a)

In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials.

(b)

The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or another person whom the Subscriber believed to be an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising;.

1.9

The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10

The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11

The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.12

The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13

The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14

If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15

The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.16 To effectuate the terms and provisions hereof, the Subscriber hereby appoint the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and American Stock Transfer & Trust Company LLC (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Subscriber and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.  All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.  This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

II.

REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted.  Each of the Company’s subsidiaries (the “Subsidiaries”) is anentity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (as defined below) (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2

Capitalization and Voting Rights.  The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 2.2 hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.  Except as set forth in Schedule 2.2 hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary.  Except as set forth in Schedule 2.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.  All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws.  The issuance and sale of the Securities and, upon issuance, the Warrant Shares, as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Subscriber) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.  The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

2.3

Authorization; Enforceability.The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to the Warrants and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform fully its obligations hereunder and thereunder.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon issuance, the Warrant Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken.  This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  Except as set forth on Schedule 2.3 hereto, the issuance and sale of the Securities (including the Warrant Shares) contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

2.4

No Conflict; Governmental Consents.

(a)

The execution and delivery by the Company of this Agreement and the Transaction Documents, the issuance and sale of the Securities (including, when issued, the Warrant Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with  or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b)

No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as has been previously obtained.

(c)

No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except such post-sale filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

2.5

Consents of Third Parties.No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as previously obtained, each of which is in full force and effect.

2.6

SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.7

Licenses.  Except as otherwise set forth in the SEC Reports, the Company and its Subsidiaries have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or ownership of properties and is in all material respects in compliance therewith.

2.8

Litigation.  Except as set forth in the SEC Reports, the Company knows of no pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since June 30, 2010 has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

2.9

Disclosure.  The information set forth in the Offering Materials as of the date hereof and as of the date of each Closing contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.10

Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.11

Brokers.Except for the Placement Agent and as set forth on Schedule 2.11, neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.  The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

2.12

Intellectual Property; Employees.

(a)

The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others as described in the SEC Reports  and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Except as disclosed in the Memorandum and the SEC Reports, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.  The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any I of any other person or entity.   The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

(b)

Except as disclosed in the SEC Reports, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)

Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d)

To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business conducted by the Company; and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation.  The Company has not received any written notice alleging that any such violation has occurred.  Except as described in the Memorandum, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a Material Adverse Effect on the business of the Company.  The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

2.13

Title to Properties and Assets; Liens, Etc.  Except as described in the SEC Reports, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; and (b) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material.  The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.14

Obligations to Related Parties.  Except as described in the SEC Reports, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).  Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.15

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.16

Compliance.  The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

2.17

No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

2.18

No Integrated Offering.Except as disclosed in the Memorandum and SEC Filings, and assuming the accuracy of the Subscriber representations and warranties set forth in Article I hereunder, none of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except as disclosed in the Memorandum and SEC Filings, none of the Company, its Subsidiaries, their affiliates and any person acting on their behalf,have taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

2.19

Application of Takeover Protections.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Subscriber' ownership of the Securities.

2.20

Taxes. Each of the Company and its subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect.  The Company and each subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect.  To the knowledge of the Company, the tax returns of the Company and its subsidiaries are not currently being audited by any state, local or federal authorities.  Neither the Company nor any subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.  The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

2.21

Registration Rights.  Other than the Subscribers to this Offering and except as set forth on Schedule 2.21, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

2.22

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements

2.23

Disclosure.  All disclosure furnished by or on behalf of the Company to the Subscriber in the Offering Materials regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

III.

TERMS OF SUBSCRIPTION

3.1

The minimum purchase that may be made by any prospective investor shall be $25,000.  Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company.  The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion.  The Company’s agreement with each Subscriber is a separate agreement and the sale of the Securities to each Subscriber is a separate sale.

3.2

All funds shall be deposited in the account identified in Section 1.1 hereof.

3.3

Certificates representing the Common Stock and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Common Stock and the Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business or brokerage house address indicated on the signature page hereto.

IV.

CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1

The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)

Representations and Warranties; Covenants.  The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)

No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)

No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)

Required Consents.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)

Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

(f)

No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a trading market.

(g)

Blue Sky.  The Company shall have completed qualification for the Securities and the Warrant Shares under applicable Blue Sky laws.

(h)

Legal Opinion.  The Company’s corporate counsel shall have delivered a legal opinion addressed to Placement Agent in a form reasonably acceptable to the Placement Agent.

(i)

Disclosure Schedules.  The Company shall have delivered to the Subscriber a copy of its Disclosure Schedules qualifying any of the representations and warranties contained in Section 2.

V.

COVENANTS OF THE COMPANY

5.1

Listing of Securities.  The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock and Warrant Shares, and will take such other action as is necessary or desirable to cause the shares of Common Stock and Warrant Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

5.2

Reservation of Shares.  The Company shall at all times while the Warrants are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Warrant Shares.

5.3

Replacement of Securities.  If any certificate or instrument evidencing any Securities or the Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities.  If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.4

Furnishing of Information.  Until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.    As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.5

Securities Laws; Publicity.  The Company shall, by 8:30 a.m. (New York City time) on the second Trading Day immediately following a Closing hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto.  The Company shall not publicly disclose the name of Subscriber, or include the name of any Subscriber in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Subscriber, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

5.6

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. .

5.7

Indemnification.

(a)

The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or,after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, the Transaction Documents; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)

If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

(c)

Each Subscriber agrees to severally and not jointly indemnify, hold harmless, reimburse and defend the Company, its Subsidiaries and each of its officers, directors, agents, Affiliates, control persons and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company, its Subsidiary or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber or breach of any warranty by the Subscriber in this Agreement or in any Exhibits or Schedules attached hereto or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or any other Transaction Documents entered into by the Company and Subscriber relating hereto.  Notwithstanding the foregoing, in no event shall the liability of the Subscriber hereunder be greater than the aggregate subscription amount paid for the Securities as set forth on the signature page hereto.

I.

MISCELLANEOUS

1.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

BillMyParents, Inc.

6440 Lusk Blvd., Suite 200

San Diego, California  92121

Attn:  Jonathan Shultz, CFO

With a copy to (which shall not constitute notice):

Steven James Davis APC

1042 N. El Camino Real, 261

Encinitas, California 92014

Attn:  Steven J. Davis, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006
Attn:  Marc J. Ross, Esq.

if to the Escrow Agent, to it at:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Attn:  BillMyParents Escrow Agent

Notices shall be deemed to have been given or delivered on the date of receipt.

1.2

Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

1.3

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by merger).  Subscriber may assign any or all of its rights under this Agreement to any person to whom Subscriber assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents

1.4

The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

1.5

Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscriber and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

1.6

All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  E.

1.7

In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

1.8

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

1.9

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

1.10

The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.11

This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

1.12

Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

1.13

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

II.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

2.1

The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may NOT include equity in personal property and real estate, including your principal residence.

Category B

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C

The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I

The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

2.2

SUITABILITY (please answer each question)

(a)

For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)

For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)

For all Subscriber, please list types of prior investments:

(d)

For all Subscriber, please state whether you have participated in other private placements before:

YES_______

NO_______

(e)

If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)

For individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______

NO_______

(g)

For trust, corporate, partnership and other institutional Subscriber, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______

NO_______

(h)

For all Subscriber, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______

NO_______

(i)

For all Subscriber, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______

NO_______

(j)

 For all Subscriber, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______

NO_______

2.3

MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)

Individual Ownership

(b)

CommSharey Property

(c)

Joint Tenant with Right of

Survivorship (both parties

must sign)

(d)

Partnership*

(e)

Tenants in Common

(f)

Company*

(g)

Trust*

(h)

Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

2.4

FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________

No __________

If Yes, please describe:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

2.5

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

2.6

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DOLLAR SUBSCRIPTION __________ / $0.40 = ______________ NUMBER OF SHARES

(rounded up to the nearest whole share)

Signature

Signature (if purchasing jointly)

Name Typed or Printed

Name Typed or Printed

Title (if Subscriber is an Entity)

Title (if Subscriber is an Entity)

Entity Name (if applicable)

Entity Name (if applicable

Address

Address

City, State and Zip Code

City, State and Zip Code

Telephone-Business

Telephone-Business

Telephone-Residence

Telephone-Residence

Facsimile-Business

Facsimile-Business

Facsimile-Residence

Facsimile-Residence

Tax ID # or Social Security #

Tax ID # or Social Security #

E-Mail Address

E-Mail Address

Name in which securities should be issued:

Dated:

 , 2011

This Subscription Agreement is agreed to and accepted as of ________________, 2011.

BILLMYPARENTS, INC.

By: /s/ Jonathan Shultz

Name:  Jonathan Shultz

Title: Chief Financial Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the shares of Common Stock, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 20__

_______________________________________

(Signature)

3